UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2011

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, California, 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On December 16, 2011, CyDex Pharmaceuticals, Inc. (“CyDex”), a wholly owned subsidiary of Ligand Pharmaceuticals Incorporated (together with CyDex, collectively the “Company”), entered into a License Agreement (the “License Agreement”) with Eli Lilly and Company (“Lilly”). Under the License Agreement, the Company granted to Lilly an exclusive, nontransferable license to such intellectual property rights that will enable Lilly to develop and potentially commercialize Captisol-enabled® intravenous oncology therapeutics. Additionally, Lilly is obligated to pay the Company a non-refundable license issuance fee of $1,000,000 on or before December 31, 2011. The Company is also eligible to receive royalty payments on worldwide net sales of any products that are successfully commercialized. The Agreement may be terminated by the Company in the event of an uncured material breach by Lilly. Lilly may terminate the Agreement at any time on prior notice.

Contemporaneously with the entry into the License agreement, Lilly and CyDex entered into a commercial supply agreement (the “Supply Agreement”) to provide Captisol® to Lilly. Under the Supply Agreement, Lilly agreed to purchase its Captisol requirements for the development of the compounds contemplated by the License Agreement, as well as any Captisol required for any product that is successfully commercialized.

Captisol is a patent protected, chemically modified cyclodextrin with a structure designed to optimize the solubility and stability of drugs.

The foregoing summary of the material terms of both the License Agreement and the Supply Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement and the Supply Agreement, copies of which will be filed with the Securities and Exchange Commission by Ligand on its Annual Report on Form 10-K for the fiscal year ending December 31, 2011.

Item 8.01. Other Events.

On December 21, 2011, Ligand issued a press release entitled “Ligand Enters into Platform Captisol® License and Supply Agreements with Eli Lilly and Company.”

A copy of the press release, dated December 21, 2011, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The contents of the press release are deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated December 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: December 21, 2011	By:	/s/ Charles S. Berkman
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 21, 2011.